EXHIBIT 10.4

Execution Version

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) is made and entered into as of April 26, 2024, by and between SINGLEPOINT INC., a Nevada corporation (the “Pledgor”), and Target Capital 10 LLC, as holder of the initial Note referred to below (together with any other holder of a Note, collectively, the “Secured Party”).

RECITALS

WHEREAS, the Secured Party has made certain financial accommodations for the benefit of the Pledgor pursuant to (a) that certain Securities Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, the “SPA”) and (b) that certain 12% Original Issue Discount Convertible Promissory Note dated the date hereof (as amended and in effect from time to time, the “Note”; and together with any other 12% Original Issue Discount Convertible Promissory Note hereafter issued by the Pledgor to any assignee of all or a portion of the obligations under such initial 12% Original Issue Discount Convertible Promissory Note, collectively, the “Notes”); and

WHEREAS,in order to secure the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all of the Pledgor’s obligations to the Secured Party under the SPA, any Note, this Agreement and all other Transaction Documents (collectively, the “Obligations”), Pledgor has agreed to irrevocably pledge to the Secured Party (i) 100% of the issued and outstanding Membership Interests (the “Pledged Securities”) of The Boston Solar Company, LLC, a Delaware limited liability company (the “Issuer”);

NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Recitals, Construction and Defined Terms. The recitations set forth in the preamble of this Agreement are true and correct and incorporated herein by this reference. In this Agreement, unless the express context otherwise requires: (i) the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words “Section” or “Subsection” refer to the respective Sections and Subsections of this Agreement, and references to “Exhibit” or “Schedule” refer to the respective Exhibits and Schedules attached hereto; and (iii) wherever the word “include,” “includes,” “including” or words of similar import are used in this Agreement, such words will be deemed to be followed by the words “without limitation.” All capitalized terms used in this Agreement that are defined in the Note shall have the meanings assigned to them in the Note, unless the context of this Agreement requires otherwise (provided that if a capitalized term used herein is defined in the Note and separately defined in this Agreement, the meaning of such term as defined in this Agreement shall control for purposes of this Agreement).

2. Pledge. In the event of an uncurable default, in order to secure the full and timely payment and performance of all of the Pledgor’s Obligations to the Secured Party under the Transaction Documents, the Pledgor hereby transfers, pledges, assigns, sets over, delivers and grants to the Secured Party a continuing lien and security interest in and to all of the following property of Pledgor, both now owned and existing and hereafter created, acquired and arising (all being collectively hereinafter referred to as the “Collateral”) and all right, title and interest of Pledgor in and to the Collateral, to-wit:

(a) the Pledged Securities;

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(b) any certificates representing or evidencing the Pledged Securities, if any;

(c) any and all distributions thereon, and cash and non-cash proceeds and products thereof, including all dividends, cash, distributions, income, profits, instruments, securities, stock dividends, distributions of capital stock or other securities of the Issuer issued by Issuer to the Pledgor in respect of the Pledged Securities and all other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon conversion of, the Pledged Securities, whether in connection with stock splits, recapitalizations, merger, conversions, combinations, reclassifications, exchanges of securities or otherwise; and

(d) any and all voting, management, and other rights, powers and privileges accruing or incidental to an owner of the Pledged Securities and the other property referred to in subsections 2(a) through 2(c) above.

3. Delivery of Pledged Securities. Simultaneously with the execution of this Agreement, Pledgor shall deliver to the Secured Party: (i) the Pledged Securities and all physical certificates, representing or evidencing the Pledged Securities, otherwise together with undated, irrevocable and duly executed assignments or proxies thereof in form and substance acceptable to Secured Party (together with medallion guaranteed signatures, if required by Secured Party), executed in blank by Pledgor; (ii) all other property, instruments, documents and papers comprising, representing or evidencing the Collateral, or any part thereof, together with proper instruments of assignment or endorsement, as Secured Party may request or require, duly executed by Pledgor (collectively, items (i) and (ii), the “Transfer Documents”); and (iii) in addition to the provisions of Sections 6(b) and 14, any irrevocable proxies in favor of the Secured Party in respect of the Pledged Securities requested by the Secured Party (the “Irrevocable Proxies”). The Pledged Securities, any Irrevocable Proxies and other Transfer Documents (collectively, the “Pledged Materials”) shall be held by the Secured Party pursuant to this Agreement until the full payment and performance of all of the Obligations (the “Termination Date”). On the Termination Date this Agreement and the Irrevocable Proxies shall terminate and the Secured Party shall return Pledged Materials to the Pledgor as provided in Section 7. In addition, all non-cash dividends, dividends paid or payable in cash or otherwise prior to the Termination Date in connection with a partial or total liquidation or dissolution of the Issuer, instruments, securities and any other distributions, whether paid or payable in cash or otherwise, made on or in respect of the Pledged Securities, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock or other securities of the Issuer, or received in exchange for the Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition, or other exchange of assets to which the Issuer may be a party or otherwise, or any other property that constitutes part of the Collateral from time to time, including any additional certificates representing any portion of the Collateral hereafter acquired by the Pledgor prior to the Termination Date, shall be immediately delivered or cause to be delivered by Pledgor to the Secured Party in the same form as so received, together with proper instruments of assignment or endorsement duly executed by Pledgor.

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4. Security Interest Only. The security interests in the Collateral granted to Secured Party hereunder are granted as security for the Obligations only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or any transaction in connection therewith.

5. Record Owner of Collateral. Until an “Event of Default” (as hereinafter defined) under this Agreement shall occur which has not been cured by or on behalf of the Pledgor or waived by the Secured Party, the Pledged Securities shall remain registered in the name of the Pledgor. Pledgor will promptly give to the Secured Party copies of any notices or other communications received by it and with respect to Collateral registered in the name of Pledgor.

6. Rights Related to Pledged Securities. Subject to the terms of this Agreement:

(a) Unless and until an Event of Default under this Agreement shall occur which has not been cured by or on behalf of the Pledgor or waived by the Secured Party, Pledgor shall be entitled to exercise any and all voting, management, and other similar rights, powers and privileges accruing to an owner of the Pledged Securities, or any part thereof, for any purpose consistent with the terms of this Agreement; provided, however, such action would not materially and adversely affect the rights inuring to Secured Party under any of the Transaction Documents, or adversely affect the remedies of the Secured Party under any of the Transaction Documents, or the ability of the Secured Party to exercise same.

(b) Upon the occurrence of an Event of Default which has not been cured by or on behalf of the Pledgor or waived by the Secured Party, by written notice thereof from the Secured Party all voting, management, and other similar rights, powers and privileges of the Pledgor in respect of the Pledged Securities and all other Collateral under Subsection 6(a) shall cease and all such rights shall immediately vest in Secured Party, as may be determined by Secured Party, although Secured Party shall not have any duty to exercise such rights or be required to sell or to otherwise realize upon the Collateral, as hereinafter authorized, in order to exercise such rights or to preserve the same, and Secured Party shall not be responsible for any failure to do so or delay in doing so. To effectuate the foregoing, Pledgor hereby grants to Secured Party a proxy to vote the Pledged Securities for and on behalf of Pledgor, which proxy is irrevocable and coupled with an interest and which proxy shall be effective upon the occurrence of any Event of Default which has not been cured by or on behalf of the Pledgor or waived by the Secured Party. Such proxy shall remain in effect so long as the Obligations remain outstanding until the Termination Date. The Issuer and Pledgor each hereby agrees that any vote by Pledgor in violation of this Section 6 shall be null, void and of no force or effect. Furthermore, all dividends or other distributions received by the Pledgor shall be subject to delivery to the Secured Party in accordance with Section 3 above, and until such delivery, any of such dividends and other distributions shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Secured Party in accordance with Section 3 above.

7. Release of Pledged Securities. Upon the timely payment in full of all of the Obligations in accordance with the terms thereof, Secured Party shall return all of the Pledged Materials in Secured Party’s possession to the Pledgor, whereupon any and all rights of Secured Party in and to the Pledged Materials and all other Collateral shall be terminated.

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8. Representations, Warranties, and Covenants of the Pledgor and the Issuer. The Pledgor and the Issuer hereby covenant, warrant and represent, for the benefit of the Secured Party, as follows (the following representations and warranties shall be made as of the date of this Agreement and as of each date when Pledged Securities are delivered to the Secured Party hereunder, as applicable):

(a) The Pledged Securities are free and clear of any and all Liens, other than as created by this Agreement.

(b) The Pledged Securities have been duly authorized and are validly issued, fully paid and non-assessable, and are subject to no options to purchase, or any similar rights or to any restrictions on transferability.

(c) Each certificate or document of title constituting the Pledged Securities, if any, is genuine in all respects and represents what it purports to be.

(d) By virtue of the execution and delivery of this Agreement and upon delivery to the Secured Party of the Pledged Securities and the other Pledged Materials in accordance with this Agreement, Secured Party will have a valid and perfected, first priority security interest in the Collateral, subject to no prior or other Liens of any nature whatsoever.

(e) Pledgor covenants, that for so long as this Agreement is in effect, Pledgor will defend the Collateral and the priority of Secured Party’s security interests therein, at its sole cost and expense, against the claims and demands of all Persons at any time claiming the same or any interest therein.

(f) At its option, Secured Party may pay, for Pledgor’s account, any taxes (including documentary stamp taxes), Liens, security interests, or other encumbrances at any time levied or placed on the Collateral. Pledgor agrees to reimburse Secured Party on demand for any payment made or expense incurred by Secured Party pursuant to the foregoing authorization. Any such amount, if not promptly paid within ten (10) days following written demand therefor, shall by further written notice be added to the unconverted outstanding principal amount of the Note and thereafter such principal balance, as so increased, shall accrue interest as provided in the Note from the date of outlay identified in such notice, until paid, and shall constitute an Obligation secured hereby.

(g) The Pledged Securities of the Issuer constitute all of the securities owned, legally or beneficially, by the Pledgor of the Issuer, and such securities represent 100% of the issued and outstanding membership interests of the Issuer. At all times while this Agreement remains in effect, the Pledged Securities of the Issuer shall constitute and represent at least 100% of the issued and outstanding membership interests of the Issuer.

(h) The Issuer and the Pledgor hereby authorize Secured Party to prepare and file such financing statements, amendments and other documents and do such acts as Secured Party deems necessary in order to establish and maintain valid, attached and perfected, first priority security interests in the Collateral in favor of Secured Party, for its own benefit and as agent for its Affiliates, free and clear of all Liens and claims and rights of third parties whatsoever. The Pledgor hereby irrevocably authorizes Secured Party at any time, and from time to time, to file in any applicable jurisdiction any initial financing statements, amendments, continuations and other documents in furtherance of the foregoing.

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9. Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

(a) Default. The occurrence of any breach, default or “Event of Default” (as such term may be defined in any Transaction Documents), after applicable notice and cure periods, under any of the Transaction Documents.

(b) Covenants and Agreements. The failure of Pledgor or the Issuer to perform, observe or comply with any and all of the covenants, promises and agreements of the Pledgor and the Issuer in this Agreement, which such failure is not cured by or on behalf the Pledgor or the Issuer within ten (10) business days after receipt of written notice thereof from Secured Party, except that there shall be no notice or cure period with respect to any failure to pay any sums due under or as part of the Obligations (provided that if the failure to perform or default in performance is not capable of being cured, in Secured Party’s sole discretion, then the cure period set forth herein shall not be applicable and the failure or default shall be an immediate Event of Default hereunder).

(c) Information, Representations and Warranties. If any representation or warranty made herein or in any other Transaction Documents, or if any information contained in any financial statement, application, schedule, report or any other document given by the Issuer to Secured Party in connection with the Obligations, with the Collateral, or with the Transaction Documents, is not in all material respects true, accurate and complete, or if the Pledgor or the Issuer omitted to state any material fact or any fact necessary to make such information not misleading.

10. Rights and Remedies. Subject at all times to the Uniform Commercial Code as then in effect in the State governing this Agreement, the Secured Party shall have the following rights and remedies upon the occurrence and continuation of an Event of Default:

(a) Upon and any time after the occurrence and continuation of an Event of Default which has not been cured by or on behalf of the Pledgor or waived by the Secured Party, the Secured Party shall have the right to acquire the Pledged Securities and all other Collateral; provided the Secured Party shall provide written notice of such Event of Default (the “Default Notice”) to the Pledgor and the Issuer.

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(b) Upon delivery of any Default Notice, the Secured Party shall have the right to, without further notice (other than any mandatory notice that may not be waived pursuant to applicable law) or demand to Pledgor or the Issuer: (i) sell the Collateral and to apply the proceeds of such sales, net of any selling commissions, to the Obligations owed to the Secured Party by the Pledgor under the Transaction Documents, including outstanding principal, interest, legal fees, and any other amounts owed to the Secured Party; and (ii) exercise in any jurisdiction in which enforcement hereof is sought, any other rights and remedies available to Secured Party under the provisions of any of the Transaction Documents, including the rights and remedies of a secured party under the Uniform Commercial Code as then in effect in the applicable laws governing this Agreement, and all other rights and remedies available to the Secured Party, under equity or other applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently. In furtherance of the foregoing rights and remedies:

(i) Secured Party may sell the Pledged Securities, or any part thereof, or any other portion of the Collateral, in one or more sales, at public or private sale, conducted by any agent of, or auctioneer or attorney for Secured Party, at Secured Party’s place of business or elsewhere, or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices, all as Secured Party may deem appropriate. Secured Party may be a purchaser at any such sale of any or all of the Collateral so sold. In the event Secured Party is a purchaser at any such sale, Secured Party may apply to such purchase all or any portion of the sums then due and owing by the Pledgor to Secured Party under any of the Transaction Documents or otherwise, and the Secured Party may, upon compliance with the terms of the sale, hold, retain and dispose of such property without further accountability to the Pledgor or the Issuer therefore. Secured Party is authorized, in its absolute discretion, to restrict the prospective bidders or purchasers of any of the Collateral at any public or private sale as to their number, nature of business and investment intention, including the restricting of bidders or purchasers to one or more persons who represent and agree, to the satisfaction of Secured Party, that they are purchasing the Collateral, or any part thereof, for their own account, for investment, and not with a view to the distribution or resale of any of such Collateral.

(ii) Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to each purchaser thereof the Collateral so sold to such purchaser. Each purchaser (including Secured Party) at any such sale shall, to the full extent permitted by law, hold the Collateral so purchased absolutely free from any claim or right whatsoever, including, without limitation, any equity or right of redemption of the Pledgor, who, to the full extent that it may lawfully do so, hereby specifically waives all rights of redemption, stay, valuation or appraisal which she now has or may have under any rule of law or statute now existing or hereafter adopted.

(iii) At any such sale, the Collateral may be sold in one lot as an entirety, in separate blocks or individually as Secured Party may determine, in its sole and absolute discretion. Secured Party shall not be obligated to make any sale of any Collateral if it shall determine in its sole and absolute discretion, not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. Secured Party may, without notice or publication, adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, or any adjournment thereof, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication.

(iv) The Pledgor and the Issuer acknowledge that compliance with applicable federal and state securities laws (including, without limitation, the Securities Act of 1933, as amended, blue sky or other state securities laws or similar laws now or hereafter existing analogous in purpose or effect) might very strictly limit or restrict the course of conduct of Secured Party if Secured Party were to attempt to sell or otherwise dispose of all or any part of the Collateral, and might also limit or restrict the extent to which or the manner in which any subsequent transferee of any such securities could sell or dispose of the same. The Pledgor and the Issuer further acknowledge that under applicable laws, Secured Party may be held to have certain general duties and obligations to the Pledgor, as pledgors of the Collateral, or the Issuer, to make some effort toward obtaining a fair price for the Collateral even though the obligations of the Pledgor and the Issuer may be discharged or reduced by the proceeds of sale at a lesser price. The Pledgor and the Issuer understand and agree that, to the extent allowable under applicable law, Secured Party is not to have any such general duty or obligation to the Pledgor or the Issuer, and neither the Pledgor nor the Issuer will attempt to hold Secured Party responsible for selling all or any part of the Collateral at an inadequate price even if Secured Party shall accept the first offer received or does not approach more than one possible purchaser. Without limiting their generality, the foregoing provisions would apply if, for example, Secured Party were to place all or any part of such securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of such securities for its own account, or if Secured Party placed all or any part of such securities privately with a purchaser or purchasers.

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(c) To the extent that the net proceeds received by the Secured Party are insufficient to satisfy the Obligations in full, the Secured Party shall be entitled to a deficiency judgment against the Issuer and any other Person obligated for the Obligations for such deficiency amount. The Secured Party shall have the absolute right to sell or dispose of the Collateral, or any part thereof, in any manner it sees fit and shall have no liability to the Pledgor, the Issuer, or any other party for selling or disposing of such Collateral even if other methods of sales or dispositions would or allegedly would result in greater proceeds than the method actually used. The Issuer and any other Person obligated for the Obligations shall remain liable for all deficiencies and shortfalls, if any, that may exist after the Secured Party has exhausted all remedies hereunder.

(d) Each right, power and remedy of the Secured Party provided for in this Agreement or any other Transaction Document shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement or any other Transaction Documents, or now or hereafter existing at law or in equity or by statute or otherwise, shall not preclude the simultaneous or later exercise by the Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other further action in any circumstances without demand or notice. The Secured Party shall have the full power to enforce or to assign or contract its rights under this Agreement to a third party.

(e) In addition to all other remedies available to the Secured Party, upon any transfer of the Pledged Securities to the Secured Party after the occurrence and during the continuance of an Event of Default pursuant to the terms hereof, Pledgor and the Issuer each agree: (i) to take such action and prepare, distribute and/or file such documents and papers, as are required or advisable in the opinion of Secured Party and/or its counsel, to permit the sale of the Pledged Securities, whether at public sale, private sale or otherwise, including, without limitation, issuing, or causing its counsel to issue, any opinion of counsel for Pledgor or the Issuer required to allow the Secured Party to sell the Pledged Securities or any other Collateral under Rule 144; (ii) to bear all costs and expenses of carrying out its obligations under this Section 8(e), which shall be a part of the Obligations secured hereby; and (iii) to confirm that there is no adequate remedy at law for the failure by the Pledgor and the Issuer to comply with the provisions of this Section 8(e) and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this subsection may be specifically enforced.

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11. Appointment of an Escrow Agent.

(a) In the event that the initial Secured Party shall have assigned any portion of the initial Note to one or more assignees and the Company shall have issued an additional Note or Notes to such assignees, then the then Holders of the Notes may appoint an agent to hold the Pledge Materials on behalf of the Holders (in such capacity, the “Escrow Agent”), by a supplement to this agreement executed by such Holders and such Escrow Agent, and to perform the obligations of the Secured Party hereunder with respect to Pledge Materials on behalf of the Secured Party as may be specified in such supplement. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein, as so supplemented, and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. Escrow Agent thereby shall agree to release the Pledged Materials and any other property held by it hereunder (the “Escrowed Property”) in accordance with the terms and conditions set forth in this Agreement.

(b) The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of the Escrowed Property, and for the disposition of the same in accordance with this Agreement. Escrow Agent shall not be deemed to have knowledge of any matter or thing unless and until Escrow Agent has actually received written notice of such matter or thing and Escrow Agent shall not be charged with any constructive notice whatsoever.

(c) Escrow Agent shall hold in escrow, pursuant to this Agreement, the Escrowed Property actually delivered and received by Escrow Agent hereunder, but Escrow Agent shall not be obligated to ascertain the existence of (or initiate recovery of) any other property that may be part or portion of the Collateral, or to become or remain informed with respect to the possibility or probability of additional Collateral being realized upon or collected at any time in the future, or to inform any parties to this Agreement or any third party with respect to the nature and extent of any Collateral realized and received by Escrow Agent (except upon the written request of such party), or to monitor current market values of the Collateral. Further, Escrow Agent shall not be obligated to proceed with any action or inaction based on information with respect to market values of the Collateral which Escrow Agent may in any manner learn, nor shall Escrow Agent be obligated to inform the parties hereto or any third party with respect to market values of any of the Collateral at any time, Escrow Agent having no duties with respect to investment management or information, all parties hereto understanding and intending that Escrow Agent’s responsibilities are purely ministerial in nature. Any reduction in the market value or other value of the Collateral while deposited with Escrow Agent shall be at the sole risk of Pledgor and Secured Party. If all or any portion of the Escrowed Property is in the form of a check or in any other form other than cash, Escrow Agent shall deposit same as required but shall not be liable for the nonpayment thereof, nor responsible to enforce collection thereof.

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(d) In the event instructions from Secured Party, Pledgor, or any other Person would require Escrow Agent to expend any monies or to incur any cost, Escrow Agent shall be entitled to refrain from taking any action until it receives payment for such costs. It is agreed that the duties of Escrow Agent are purely ministerial in nature and shall be expressly limited to the safekeeping of the Escrowed Property and for the disposition of same in accordance with this Agreement. Secured Party and Pledgor, jointly and severally, each hereby indemnifies Escrow Agent and holds it harmless from and against any and all claims, liabilities, damages, costs, penalties, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature (collectively, the “Claims”), which it may incur or with which it may be threatened, directly or indirectly, arising from or in any way connected with this Agreement or which may result from Escrow Agent’s following of instructions from Secured Party, Pledgor or the Issuer, and in connection therewith, indemnifies Escrow Agent against any and all expenses, including attorneys’ fees and the cost of defending any action, suit, or proceeding or resisting any Claim, whether or not litigation is instituted, unless any such Claims arise as a result of Escrow Agent’s gross negligence or willful misconduct. Escrow Agent shall be vested with a lien on all Escrowed Property under the terms of this Agreement, for indemnification, attorneys’ fees, court costs and all other costs and expenses arising from any suit, interpleader or otherwise, or other expenses, fees or charges of any character or nature, which may be incurred by Escrow Agent by reason of disputes arising between Pledgor, the Issuer, Secured Party, or any third party as to the correct interpretation of this Agreement, and instructions given to Escrow Agent hereunder, or otherwise, with the right of Escrow Agent, regardless of the instruments aforesaid and without the necessity of instituting any action, suit or proceeding, to hold any property hereunder until and unless said additional expenses, fees and charges shall be fully paid. Any fees and costs charged by the Escrow Agent for serving hereunder shall be paid by the Pledgor and the Issuer, jointly and severally.

(e) In the event Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from Secured Party, the Issuer, Pledgor or from third persons with respect to the Escrowed Property, which, in Escrow Agent’s sole opinion, are in conflict with each other or with any provision of this Agreement, Escrow Agent shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by Pledgor, the Issuer and Secured Party and said third persons, if any, or by a final order or judgment of a court of competent jurisdiction. If any of the parties shall be in disagreement about the interpretation of this Agreement, or about the rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, at its sole discretion, deposit the Escrowed Property with a court having jurisdiction over this Agreement, and, upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully cease and terminate. The Escrow Agent shall be indemnified by the Pledgor and Secured Party for all costs, including reasonable attorneys’ fees, in connection with the aforesaid proceeding, and shall be fully protected in suspending all or a part of its activities under this Agreement until a final decision or other settlement in the proceeding is received. In the event Escrow Agent is joined as a party to a lawsuit by virtue of the fact that it is holding the Escrowed Property, Escrow Agent shall, at its sole option, either: (i) tender the Collateral in its possession to the registry of the appropriate court; or (ii) disburse the Collateral in its possession in accordance with the court’s ultimate disposition of the case, and Secured Party and Pledgor hereby, jointly and severally, indemnify and hold Escrow Agent harmless from and against any damages or losses in connection therewith including, but not limited to, reasonable attorneys’ fees and court costs at all trial and appellate levels.

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(f) The Escrow Agent may consult with counsel of its own choice (and the costs of such counsel shall be paid by the Pledgor, the Issuer and Secured Party, jointly and severally) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall not be liable for any mistakes of fact or error of judgment, or for any actions or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(g) The Escrow Agent may resign upon ten (10) days’ written notice to the parties in this Agreement. If a successor Escrow Agent is not appointed by Secured Party and Pledgor within this ten (10) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

(h) Conflict Waiver. The Pledgor and the Issuer hereby acknowledge that the Escrow Agent may be counsel to the Secured Party in connection with the transactions contemplated and referred herein. The Pledgor and the Issuer agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Secured Party and neither the Pledgor, nor the Issuer, will seek to disqualify such counsel and each of them waives any objection Pledgor or the Issuer might have with respect to the Escrow Agent acting as the Escrow Agent pursuant to this Agreement. Pledgor, the Issuer and Secured Party acknowledge and agree that nothing in this Agreement shall prohibit Escrow Agent from: (i) serving in a similar capacity on behalf of others; or (ii) acting in the capacity of attorneys for one or more of the parties hereto in connection with any matter.

12. Increase in Obligations. It is the intent of the parties to secure payment of the Obligations, as the amount of such Obligations may increase from time to time in accordance with the terms and provisions of the Transaction Documents, and all of the Obligations, as so increased from time to time, shall be and are secured hereby. Upon the execution hereof, Pledgor shall pay any and all documentary stamp taxes and/or other charges required to be paid in connection with the execution and enforcement of the Transaction Documents, and if, as and to the extent the Obligations are increased from time to time in accordance with the terms and provisions of the Transaction Documents, then Pledgor and the Issuer shall immediately pay any additional documentary stamp taxes or other charges in connection therewith.

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13. Irrevocable Authorization and Instruction. If applicable, Pledgor and the Issuer hereby authorize and instruct the transfer agent for the Issuer (or transfer agents if there is more than one) to comply with any instruction received by it from Secured Party in writing that: (i) states that an Event of Default hereunder exists or has occurred; and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor or the Issuer, and Pledgor and such Issuer agree that such transfer agents shall be fully protected in so complying with any such instruction from Secured Party.

14. Appointment as Attorney-in-Fact. The Issuer and Pledgor hereby irrevocably constitutes and appoints Secured Party and any officer or agent of Secured Party, with full power of substitution, as its true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of Pledgor or such Issuer, as applicable, and in the name of Pledgor, such Issuer, or in the name of Secured Party, as applicable, from time to time in the discretion of Secured Party, so long as an Event of Default hereunder exists, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including any financing statements, endorsements, assignments or other instruments of transfer. Pledgor and the Issuer each hereby ratify all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this Section 14. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Obligations are paid and performed in full.

15. Continuing Obligation of Pledgor and the Issuer. The obligations, covenants, agreements and duties of the Pledgor and the Issuer under this Agreement shall in no way be affected or impaired by: (i) the modification or amendment (whether material or otherwise) of any of the obligations of the Pledgor or the Issuer or any other Person, as applicable; (ii) the voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or other similar proceedings affecting the Issuer, Pledgor or any other Person, as applicable; (iii) except following the Termination Date, the release of the Issuer, Pledgor or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any Transaction Documents, by the operation of law or otherwise, including the release of the Issuer’s or Pledgor’s obligation to pay interest or attorney's fees.

Pledgor and the Issuer further agree that Secured Party may take other guaranties or collateral or security to further secure the Obligations, and consent that any of the terms, covenants and conditions contained in any of the Transaction Documents may be renewed, altered, extended, changed or modified by Secured Party or may be released by Secured Party, without in any manner affecting this Agreement or releasing Pledgor herefrom, and Pledgor shall continue to be liable hereunder to pay and perform pursuant hereto, notwithstanding any such release or the taking of such other guaranties, collateral or security. This Agreement is additional and supplemental to any and all other guarantees, security agreements or collateral heretofore and hereafter executed by Pledgor and any such guarantor for the benefit of Secured Party, whether relating to the indebtedness evidenced by any of the Transaction Documents or not, and shall not supersede or be superseded by any other document or guaranty executed by Pledgor or any other Person for any purpose. Pledgor hereby agrees that Pledgor and any additional parties who may become liable for repayment of the sums due under the Transaction Documents, may hereafter be released from their liability hereunder and thereunder; and Secured Party may take, or delay in taking or refuse to take, any and all action with reference to any of the Transaction Documents (regardless of whether same might vary the risk or alter the rights, remedies or recourses of Pledgor), including specifically the settlement or compromise of any amount allegedly due thereunder, all without notice to, consideration to or the consent of the Pledgor, and without in any way releasing, diminishing or affecting in any way the absolute nature of Pledgor’s obligations and liabilities hereunder.

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No delay on the part of the Secured Party in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights. Pledgor and the Issuer hereby waive any and all legal requirements, statutory or otherwise, that Secured Party shall institute any action or proceeding at law or in equity or exhaust its rights, remedies and recourses against Pledgor, the Issuer or anyone else with respect to the Transaction Documents, as a condition precedent to bringing an action against Pledgor or the Issuer upon this Agreement or as a condition precedent to Secured Party’s rights to sell the Pledged Securities or any other Collateral. Pledgor and the Issuer agree that Secured Party may simultaneously maintain an action upon this Agreement and an action or proceeding upon the Transaction Documents. All remedies afforded by reason of this Agreement are separate and cumulative remedies and may be exercised serially, simultaneously and in any order, and the exercise of any of such remedies shall not be deemed an exclusion of the other remedies and shall in no way limit or prejudice any other contractual, legal, equitable or statutory remedies which Secured Party may have in the Pledged Securities, any other Collateral, or under the Transaction Documents. Until the Obligations, and all extensions, renewals and modifications thereof, are paid in full, and until each and all of the terms, covenants and conditions of this Agreement are fully performed, Pledgor shall not be released by any act or thing which might, but for this provision of this Agreement, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay of Secured Party or any obligation or agreement between the Issuer or their successors or assigns, and the then holder of the Transaction Documents, relating to the payment of any sums evidenced or secured thereby or to any of the other terms, covenants and conditions contained therein, and Pledgor hereby expressly waive and surrender any defense to liability hereunder based upon any of the foregoing acts, things, agreements or waivers, or any of them. Pledgor and the Issuer also waive any defense arising by virtue of any disability, insolvency, bankruptcy, lack of authority or power or dissolution of Pledgor or the Issuer, even though rendering the Transaction Documents void, unenforceable or otherwise uncollectible, it being agreed that Pledgor and the Issuer shall remain liable hereunder, regardless of any claim which Pledgor or the Issuer might otherwise have against Secured Party by virtue of Secured Party's invocation of any right, remedy or recourse given to it hereunder or under the Transaction Documents. In addition, Pledgor waives and renounces any right of subrogation, reimbursement or indemnity whatsoever, and any right of recourse to security for the Obligations of the Issuer to Secured Party, unless and until all of said Obligations have been paid in full to Secured Party.

Pledgor agrees and understands that Secured Party’s right to exercise its rights hereunder, in the Event of a Default, is a non-judicial remedy. Accordingly, Pledgor waives and release any and all claims or defenses that they may have or come to have in connection with Secured Party’s enforcement of such rights other than as to proof of repayment. Pledgor further stipulates that as a condition precedent to its filing or taking any action that would delay or impair the recognition or enforcement of Secured Party’s rights pursuant to its enforcement of its rights hereunder, Pledgor shall be required to post a bond in the amount of 20% of the remaining principal and interest due to Secured Party under the Note at the time of Secured Party’s enforcement of its rights hereunder.

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16. Miscellaneous.

(a) Performance for Pledgor or the Issuer. The Pledgor and the Issuer agree and hereby acknowledge that Secured Party may, in Secured Party’s sole discretion, but Secured Party shall not be obligated to, if an Event of Default shall have occurred and be continuing, advance funds on behalf of the Issuer or Pledgor, without prior notice to the Pledgor or the Issuer, in order to insure the Issuer’s and Pledgor’s compliance with any covenant, warranty, representation or agreement of the Pledgor or the Issuer made in or pursuant to this Agreement or the other Transaction Documents, to continue or complete, or cause to be continued or completed, performance of the Pledgor’s obligations under any contracts of the Pledgor with respect to the Collateral or to preserve or protect any right or interest of Secured Party in the Collateral or under or pursuant to this Agreement or the other Transaction Documents; provided, however, that the making of any such advance by Secured Party shall not constitute a waiver by Secured Party of any Event of Default with respect to which such advance is made, nor relieve the Pledgor of any such Event of Default. The Pledgor shall pay to Secured Party within ten (10) days of written demand all such advances made by Secured Party and any then unpaid advance may be added to the unconverted outstanding principal amount of the Note by further written notice and thereafter interest shall accrue on such outstanding principal amount, as so increased, from the date of such advance as provided in the Note. All such advances shall be deemed to be included in the Obligations and secured by the security interest granted Secured Party hereunder until the Termination Date.

(b) Applications of Payments and Collateral. Except as may be otherwise specifically provided in this Agreement or the other Transaction Documents, all Collateral and proceeds of Collateral coming into Secured Party’s possession may be applied by Secured Party (after payment of any costs, fees and other amounts incurred by Secured Party in connection therewith) to any of the Obligations, whether matured or unmatured, as Secured Party shall determine in its sole discretion. Any surplus held by the Secured Party and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to the Pledgor or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct. In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon as provided under the Note, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Secured Party to collect such deficiency as provided .under Subsection 16(t).

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(c) Waivers by Pledgor and the Issuer. The Issuer and the Pledgor hereby waive, to the extent the same may be waived under applicable law: (i) notice of acceptance of this Agreement; (ii) all claims and rights of the Pledgor and the Issuer against Secured Party on account of actions taken or not taken by Secured Party in the exercise of Secured Party’s rights or remedies hereunder, under any other Transaction Documents or under applicable law; (iii) all claims of the Pledgor and the Issuer for failure of Secured Party to comply with any requirement of applicable law relating to enforcement of Secured Party’s rights or remedies hereunder, under the other Transaction Documents or under applicable law; (iv) all rights of redemption of the Pledgor with respect to the Collateral; (v) in the event Secured Party seeks to repossess any or all of the Collateral by judicial proceedings, any bond(s) or demand(s) for possession which otherwise may be necessary or required; (vi) presentment, demand for payment, protest and notice of non‑payment and all exemptions applicable to any of the Collateral or the Pledgor or the Issuer; (vii) any and all other notices or demands which by applicable law must be given to or made upon the Pledgor or the Issuer by Secured Party; (viii) settlement, compromise or release of the obligations of any person or entity primarily or secondarily liable upon any of the Obligations; (ix) all rights of the Pledgor or the Issuer to demand that Secured Party release account debtors or other persons or entities liable on any of the Collateral from further obligation to Secured Party; and (x) substitution, impairment, exchange or release of any Collateral for any of the Obligations. The Pledgor and the Issuer agree that Secured Party may exercise any or all of its rights and/or remedies hereunder and under any other Transaction Documents and under applicable law without resorting to and without regard to any Collateral or sources of liability with respect to any of the Obligations.

(d) Waivers by Secured Party. No failure or any delay on the part of Secured Party in exercising any right, power or remedy hereunder or under any other Transaction Documents or under applicable law, shall operate as a waiver thereof.

(e) Secured Party’s Setoff. Secured Party shall have the right, in addition to all other rights and remedies available to it, following an Event of Default, to set off against any Obligations due Secured Party, any debt owing to the Pledgor or the Issuer by Secured Party.

(f) Modifications, Waivers and Consents. No modifications or waiver of any provision of this Agreement or any other Transaction Documents, and no consent by Secured Party to any departure by the Pledgor or the Issuer therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given, and any single or partial written waiver by Secured Party of any term, provision or right of Secured Party hereunder shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver of any other right, power or remedy. No notice to or demand upon the Pledgor or the Issuer in any case shall entitle Pledgor or the Issuer to any other or further notice or demand in the same, similar or other circumstances.

(g) Notices. All notices of request, demand and other communications hereunder shall be addressed, sent and deemed delivered in accordance with the Note, including delivery of any such notices or communications to the Pledgor on behalf of the Issuer, which the Issuer hereby agrees and acknowledges shall be valid and effective notice to the Issuer hereunder.

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(h) APPLICABLE LAW AND CONSENT TO JURISDICTION. THE PLEDGOR, THE ISSUER AND THE SECURED PARTY EACH IRREVOCABLY AGREES THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN NEW YORK; PROVIDED, HOWEVER, SECURED PARTY MAY, AT SECURED PARTY’S SOLE OPTION, ELECT TO BRING ANY ACTION IN ANY OTHER JURISDICTION. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH NEW YORK LAW. THE PLEDGOR, THE ISSUER AND SECURED PARTY EACH HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY (OR TO ANY OTHER JURISDICTION OR VENUE, IF SECURED PARTY SO ELECTS), AND EACH WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. THE PLEDGOR AND THE ISSUER EACH HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE PLEDGOR OR THE ISSUER, AS APPLICABLE, AS SET FORTH HEREIN AND IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE. EXCEPT FOR THE FOREGOING MANDATORY FORUM SELECTION CLAUSE, THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

(i) Survival: Successors and Assigns. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof, and shall continue in full force and effect until all Obligations have been paid in full, there exists no commitment by Secured Party which could give rise to any Obligations. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. In the event that Secured Party assigns this Agreement and/or its security interest in the Collateral, such assignment shall be binding upon and recognized by the Pledgor. All covenants, agreements, representations and warranties by or on behalf of the Pledgor or the Issuer which are contained in this Agreement shall inure to the benefit of Secured Party, its successors and assigns. Neither the Pledgor, nor the Issuer, may assign this Agreement or delegate any of their respective rights or obligations hereunder, without the prior written consent of Secured Party, which consent may be withheld in Secured Party’s sole and absolute discretion.

(j) Severability. If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental authority of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

(k) Merger, Integration and Non-Reliance. This Agreement and the other Transaction Documents contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein shall be valid or binding. Further, Pledgor understands and acknowledges that the agents and representatives of the Secured Party do not have authority to make any statements, promises or representations in conflict with or in addition to the information contained in this Agreement or any other loan document, and Secured Party hereby specifically disclaims any responsibility for any such statements, promises or representations. by execution of this Agreement, Pledgor acknowledges that he has not relied upon such statements, promises or representations, if any, and waives any rights, defenses, or claims arising from any such statements, promises or representations.

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(l) WAIVER OF JURY TRIAL. THE PLEDGOR AND THE ISSUER EACH HEREBY: (i) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY; AND (ii) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE PLEDGOR, THE ISSUER AND SECURED PARTY MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS AGREEMENT, AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO DEBTOR‑CREDITOR RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE PLEDGOR AND THE ISSUER AND THE PLEDGOR AND THE ISSUER HEREBY AGREE THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. SECURED PARTY IS HEREBY AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PLEDGOR, THE ISSUER AND SECURED PARTY, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. THE PLEDGOR AND THE ISSUER REPRESENT AND WARRANT THAT EACH OF THEM HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

(m) Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

(n) Headings. The headings and sub‑headings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

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(o) Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

(p) Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement, including authorizing the filing of UCC-1 Financing Statements in any jurisdiction as Secured Party may require.

(q) Time is of the Essence. The parties hereby agree that time is of the essence with respect to performance of each of the parties’ obligations under this Agreement. The parties agree that in the event that any date on which performance is to occur falls on a Saturday, Sunday or state or national holiday, then the time for such performance shall be extended until the next business day thereafter occurring.

(r) Joint Preparation. The preparation of this Agreement has been a joint effort of the parties and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

(s) Prevailing Party. If any legal action or other proceeding is brought for the enforcement of this Agreement or any other Transaction Documents, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement or any other Transaction Documents, the successful or prevailing party or parties shall be entitled to recover from the non-prevailing party, reasonable attorneys’ fees, court costs and all expenses, even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

(t) Costs and Expenses. The Pledgor agrees to pay to the Secured Party, upon demand, the amount of any and all out-of-pocket costs and expenses, including the reasonable and documented out-of-pocket fees, costs, expenses and disbursements of a single counsel for the Secured Party and any experts and agents, which the Secured Party may incur in connection with: (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the exercise, enforcement or defense of any of the rights of the Secured Party hereunder, including at all levels of litigation; or (iv) the failure by the Pledgor or the Issuer to perform or observe any of the provisions hereof. Included in the foregoing shall be the amount of all expenses paid or incurred by Secured Party in consulting with such counsel concerning any of its rights hereunder, under any Transaction Documents or under applicable law. All such costs and expenses that are not paid within ten (10) days of written request to the Pledgor shall by further written notice to the Pledgor be added to the outstanding unconverted principal balance of the Note and thereafter such outstanding balance, as so increased, shall accrue interest as provided in the Note. The provisions of this Subsection shall survive until the Termination Date.

[Signatures on the following page]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PLEDGOR:

SINGLEPOINT INC.

By: _____________________________

Name:

Title:

[Signature Page – Pledge Agreement]

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ISSUER:

THE BOSTON SOLAR COMPANY, LLC

By: _____________________________

Name:

Title:

[Signature Page – Pledge Agreement]

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SECURED PARTY:

Target Capital 10 LLC

By: ______________________________

Name:

Title:

[Signature Page – Pledge Agreement]

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